Exhibit 99.1

MEDIA CONTACT
Donna Giordano
972-471-6512
ir@mannatech.com
Mannatech Announces Retirement of Alfredo Bala and Promotion of Landen Fredrick to President and CEO

FLOWER MOUND, Texas - March 13, 2024 - Mannatech, Incorporated (NASDAQ: MTEX) today reported that Alfredo (Al) Bala, announced his retirement as the company’s CEO effective April 1, 2024. J. Stanley Fredrick, Chairman of the Board of Mannatech, Incorporated stated, “Al will continue to serve the company as an advisor focused on customer acquisition and sales growth. This transition enables Al to work more closely with our associates in the field which has always been his first love. In this new role, Al will also focus on field and leadership development, leveraging his 43 years of experience in direct sales at both the field and corporate level helping to create and develop programs dedicated to growing people and sales.”

Mr. Fredrick further stated, “Coinciding with Al’s retirement, I am pleased to announce the promotion of Landen Fredrick to the position of President and CEO. Landen’s succession to the CEO position was made possible by Al’s mentorship over the past few years where Landen served as President and Chief Operating Officer. As CEO, Landen will oversee the senior executive team and the team of general managers over our international markets, driving operational excellence, and executing the company’s strategic initiatives.”

Tyler Rameson, a member of Mannatech’s Board of Directors, and chairman of the company’s nominating committee said, “Our committee of independent directors engaged in an extensive succession planning process, and together with Al’s recommendation, unanimously approved appointing Landen to CEO. With his extensive experience in sales, marketing, operations, and business development, Landen is well-positioned to lead Mannatech into its next phase of growth.”

Commenting on Landen’s promotion, Al Bala stated, “Landen’s exceptional leadership skills, dedication, and visionary approach will be a fresh start for Mannatech and will be instrumental in driving Mannatech’s success. I am excited to see Landen in this expanded role, and I look forward to supporting him as he makes a positive impact on the company’s future.”

About Mannatech:
Mannatech is a leading global health and wellness company committed to empowering everyone to live their best life through cutting-edge, science-backed nutritional products, patented technology, and a rewarding business opportunity. With operations in 25 markets†, Mannatech helps people to live healthier, more fulfilling lives while making a positive social impact in the world. To learn more, visit www.mannatech.com.

†Mannatech operates in China under a cross-border e-commerce platform that is separate from its network marketing model.

Please Note: This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as “may,” “will,” “should,” "hope," “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “approximates,” “predicts,” “projects,” “potential,” and “continues” or other similar words or the negative of such terminology. Similarly, descriptions of Mannatech’s objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Mannatech believes this release should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, the impact of COVID-19 on Mannatech's business, Mannatech’s inability to attract and retain associates and members, increases in competition, litigation, regulatory changes, and its planned growth into new international markets. Although Mannatech believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its latest Annual Report on Form 10-K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this release.

View source version on businesswire.com: https://www.businesswire.com/news/home/20240313782516/en/Mannatech-Announces-Retirement-of-Alfredo-Bala-and-Promotion-of-Landen-Fredrick-to-President-and-CEO
https://www.businesswire.com/news/home/20240313782516/en/Mannatech-Announces-Retirement-of-Alfredo-Bala-and-Promotion-of-Landen-Fredrick-to-President-and-CEO

Contact Information:
Donna Giordano
Manager, Executive Office Administration
972-471-6512
ir@mannatech.com
www.mannatech.com